Series A Preferred Units	12 Months Ended
Dec. 31, 2012
Temporary Equity Disclosure [Abstract]
Series A Preferred Units
Series A Preferred Units
On September 2, 2009, the Partnership issued 4,371,586 Series A Preferred Units at a price of $18.30 per unit, less issuance costs and a 4% discount of $3 million for net proceeds of $77 million, exclusive of the General Partner’s contribution of $2 million. The Series A Preferred Units are convertible to common units under terms described below, and if outstanding, are mandatorily redeemable on September 2, 2029 for $80 million plus all accrued but unpaid distributions thereon (the “Series A Liquidation Value”) and accrued interest. The Series A Preferred Units receive fixed quarterly cash distributions of $0.445 per unit which began with the quarter ending March 31, 2010.
Distributions on the Series A Preferred Units were accrued for the first two quarters (and not paid in cash) and will result in an increase in the number of common units issuable upon conversion. If on any distribution payment date beginning March 31, 2010, the Partnership (1) fails to pay distributions on the Series A Preferred Units, (2) reduces the distributions on the common units to zero and (3) is prohibited by its material financing agreements from paying cash distributions, such distributions shall automatically accrue and accumulate until paid in cash. If the Partnership has failed to pay cash distributions in full for two quarters (whether or not consecutive) from and including the quarter ended on March 31, 2010, then if the Partnership fails to pay cash distributions on the Series A Preferred Units, all future distributions on the Series A Preferred Units that are accrued rather than being paid in cash by the Partnership will consist of the following: (1) $0.35375 per Series A Preferred Unit per quarter, (2) $0.09125 per Series A Preferred Unit per quarter (the “Common Unit Distribution Amount”), payable solely in common units, and (3) $0.09125 per Series A Preferred Unit per quarter (the “PIK Distribution Additional Amount”), payable solely in common units. The total number of common units payable in connection with the Common Unit Distribution Amount or the PIK Distribution Additional Amount cannot exceed $2 million in any period of 20 consecutive fiscal quarters.
Upon the Partnership’s breach of certain covenants (a “Covenant Default”), the holders of the Series A Preferred Units will be entitled to an increase of $0.1825 per quarterly distribution, payable solely in common units (the “Covenant Default Additional Amount”). All accumulated and unpaid distributions will accrue interest (i) at a rate of 2.432% per quarter, or (ii) if the Partnership has failed to pay all PIK Distribution Additional Amounts or Covenant Default Additional Amounts or any Covenant Default has occurred and is continuing, at a rate of 3.429% per quarter while such failure to pay or such Covenant Default continues.
The Series A Preferred Units are convertible, at the holder’s option, into common units, provided that the holder must request conversion of at least 375,000 Series A Preferred Units. The conversion price will initially be $18.30, subject to adjustment for customary events (such as unit splits). The number of common units issuable is equal to the issue price of the Series A Preferred Units (i.e. $18.30) being converted plus all accrued but unpaid distributions and accrued but unpaid interest thereon (the “Redeemable Face Amount”), divided by the applicable conversion price.
Commencing on September 2, 2014, if at any time the volume-weighted average trading price of the common units over the trailing 20-trading day period (the “VWAP Price”) is less than the then-applicable conversion price, the conversion ratio will be increased to: the quotient of (1) the Redeemable Face Amount on the date that the holder’s conversion notice is delivered, divided by (2) the product of (x) the VWAP Price set forth in the applicable conversion notice and (y) 91%, but will not be less than $10.
Also commencing on September 2, 2014, the Partnership will have the right at any time to convert all or part of the Series A Preferred Units into common units, if (1) the daily volume-weighted average trading price of the common units is greater than 150% of the then-applicable conversion price for 20 out of the trailing 30 trading days, and (2) certain minimum public float and trading volume requirements are satisfied.
In the event of a change of control, the Partnership will be required to make an offer to the holders of the Series A Preferred Units to purchase their Series A Preferred Units for an amount equal to 101% of their Series A Liquidation Value. In addition, in the event of certain business combinations or other transactions involving the Partnership in which the holders of common units receive cash consideration exclusively in exchange for their common units (a “Cash Event”), the Partnership must use commercially reasonable efforts to ensure that the holders of the Series A Preferred Units will be entitled to receive a security issued by the surviving entity in the Cash Event with comparable powers, preferences and rights to the Series A Preferred Units. If the Partnership is unable to ensure that the holders of the Series A Preferred Units will be entitled to receive such a security, then the Partnership will be required to make an offer to the holders of the Series A Preferred Units to purchase their Series A Preferred Units for an amount equal to 120% of their Series A Liquidation Value. If the Partnership enters into any recapitalization, reorganization, consolidation, merger, spin-off that is not a Cash Event, the Partnership will make appropriate provisions to ensure that the holders of the Series A Preferred Units receive a security with comparable powers, preferences and rights to the Series A Preferred Units upon consummation of such transaction. Subsequent to the ETE Acquisition, no unitholder exercised this option.
Holders may elect to convert Series A Preferred Units to common units at any time. As of December 31, 2012, the Series A Preferred Units were convertible to 4,658,700 common units.
The following table provides a reconciliation of the beginning and ending balances of the Series A Preferred Units for all income statement periods presented. The amount includes the accretion to redemption value of $80 million plus any accrued and unpaid distributions and accrued interest by deducting amounts from partners’ capital over the remaining periods until the mandatory redemption date of September 2, 2029.

	Units	Amount
Balance at January 1, 2011	4,371,586	$71
Accretion to redemption value	—	—
Balance at December 31, 2011	4,371,586	71
Accretion to redemption value	—	2
Balance at December 31, 2012	4,371,586	$73
In July 2013, the Partnership was notified by two of the Series A Preferred Units holders of their election to convert their Series A Preferred Units to common units; these holders owned 2.4 million Series A Preferred Units. The total number of common units they will receive is 2.6 million.